                                                                     EXHIBIT 3.1


                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                    STEWART INFORMATION SERVICES CORPORATION


         STEWART INFORMATION SERVICES CORPORATION, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

         1. The name of the corporation is STEWART INFORMATION SERVICES CORPORATION. The date of filing its original Certificate of Incorporation with the Secretary of State was March 25, 1970.

         2. This Restated Certificate of Incorporation restates and integrates and also amends the Certificate of Incorporation to read as herein set forth in full:


                          CERTIFICATE OF INCORPORATION

                                       OF

                    STEWART INFORMATION SERVICES CORPORATION

         FIRST: The name of the corporation is Stewart Information Services Corporation.

         SECOND: The registered office of the corporation in the State of Delaware is located at 100 West Tenth Street in the City of Wilmington, County of New Castle. The name and address of its registered agent is The Corporation Trust Company, 100 West Tenth Street, Wilmington, Delaware.

         THIRD: The nature of the business, objects and purposes to be transacted, promoted or carried on by the corporation are:

                  The business of accumulating and dealing in information of all types, the guaranteeing of such information, the providing of services related to real estate and other services by use of such information or otherwise, either directly or through subsidiaries or affiliates; and

                  To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         Fourth: The total number of shares of stock which the corporation shall have authority to issue is 6,500,000, of which 5,000,000 shares of the par value of $1 each, amounting in the aggregate to $5,000,000, shall be designated Common Stock, and of which 1,500,000 shares of the par value of $1 each, amounting in the aggregate to $1,500,000, shall be designated Class B Common Stock.

         The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof are as follows:

         (1) Voting. The Common Stock and the Class B Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, each holder of the Common Stock and each holder of the Class B Common Stock being entitled to one vote for each share held. For so long as there are issued and outstanding 175,000 or more shares of Class B Common Stock (adjusted proportionately for stock dividends and stock splits or combinations), at each election for directors the Common Stock and the Class B Common Stock shall be voted as separate classes, and the holders of the Common Stock shall be entitled to elect five of the nine directors (each holder of Common Stock having the right to vote, in person or by proxy, the number of shares owned by him for the five directors to be elected by the holders of the Common Stock and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as five times the number of his shares shall equal, or by distributing such votes on the same principle among any number of such five candidates). The holders of the Class B Common Stock shall be entitled to elect the remaining four of the nine directors, and no holder of Class B Common Stock shall have the right of cumulative voting at any election of directors. In the event that issued and outstanding shares of Class B Common Stock are less than 175,000 shares but more than 100,000 shares (adjusted proportionately for stock dividends and stock splits or combinations), the number of directors to be so elected by the holders of the Common Stock shall be six and the number of directors to be so elected by the holders of the Class B Common Stock shall be three. Except as otherwise provided hereinafter in this paragraph and as otherwise required by law, all shares of Common Stock and Class B Common Stock shall, upon all matters other than the election of directors, be voted as a single class (and, in the event that the number of issued and outstanding shares of Class B Common Stock is ever less than 100,000 (adjusted proportionately for stock dividends and stock splits or combinations), the Common Stock and the Class B Common Stock shall be voted as a single class upon all matters, with the right to cumulate votes for the election of directors); provided, however, that no change in the Certificate of Incorporation which would affect the Common Stock and the Class B Common Stock unequally shall be made without the affirmative vote of at least a majority of the outstanding shares of each class, voting as a class.

         (2) Dividends. The holders of the Common Stock and the Class B Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise, subject to the following preferences and restrictions:

         (a) No cash dividends shall be declared or paid upon the Class B Common Stock;

         (b) Dividends payable in property (other than cash or stock) of the corporation shall be payable upon the shares of Common Stock and Class B Common Stock without distinction between the two classes;

         (c) If a dividend payable in stock of the corporation shall be declared at any time upon either the Common Stock or the Class B Common Stock, a like dividend shall be declared upon the other class of common stock. All dividends payable in stock of the corporation shall be paid in shares of Common Stock with respect to dividends upon shares of the Common Stock and in shares of Class B Common Stock with respect to dividends upon shares of the Class B Common Stock.

         (3) Preemptive Rights. No stockholder shall have any preemptive right to subscribe to an additional issue of capital stock of the corporation or to any security convertible into such stock. Any preferential rights to purchase stock or securities of the corporation which are granted to the stockholders shall be granted to the holders of the Common Stock and Class B Common Stock without distinction between the two classes.

         (4) Conversion. Each share of Class B Common Stock of the corporation shall, at any time at the option of the holder thereof, be convertible into one share of Common Stock of the corporation. In the event of any transfer, upon death or otherwise, of any share of Class B Common Stock to any person or entity other than a lineal descendant of William H. Stewart (who died in 1903 in Galveston County, Texas), a spouse of any such descendant or a personal representative, trustee or custodian for the benefit of any such spouse or descendant, such share shall thereupon become a share of Common Stock.

         (5) Liquidation. Upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, the remaining net assets of the corporation shall be distributed pro rata to the holders of the Common Stock and the Class B Common Stock in accordance with their respective rights and interests.

                                     ******

         Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, the meeting and vote of stockholders may be dispensed with and such action may be taken with the written consent of stockholders having not less than the minimum percentage of the vote required by statue for the proposed corporate action, provided that prompt notice shall be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous consent.

         Fifth: The name and mailing address of the incorporator is:

         Name                                    Mailing Address
         ----                                    ---------------

William M. Ryan                           800 Bank of Southwest Building
                                          Houston, Texas 77002

         Sixth: The corporation is to have perpetual existence.

         Seventh: The Board of Directors of the corporation shall consist of nine members. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

                  (1) To make, alter or repeal the by-laws of the corporation.

                  (2) To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

                  (3) To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

                  (4) By a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of two or more of the Directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution or in the by-laws of the corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it; provided, however, the by-laws may provide that in the absence or disqualification of any member of such committee or committees the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

                  (5) When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders' meeting duly called upon such notice as is required by statute, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all or substantially all the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including securities of any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interests of the corporation.

         Eighth: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholder or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

         Ninth: Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the corporation. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

         Tenth: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         3. This Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, by written consent of the sole stockholder in accordance with
Section 228 thereof.

         4. The capital of the corporation will not be reduced under or by reason of any amendment in this Restated Certificate of Incorporation.

         IN WITNESS WHEREOF, the corporation has caused its corporate seal to be affixed hereto and this Certificate to be signed by its President and attested by its Secretary, this 20 day of October, 1970.


                                   STEWART INFORMATION SERVICES CORPORATION

                                   BY       James W. Davis
                                     -------------------------------------------
                                            Executive Vice President

[SEAL]

/s/ [ILLEGIBLE]
------------------------------
    Secretary

STATE OF TEXAS:   )
                  )   SS.
COUNTY OF HARRIS: )

         BE IT REMEMBERED that on this 20 day of October, 1970, personally came before me a notary public in and for the State and County aforesaid, James V. Davis, Executive Vice President of Stewart Information Services Corporation, a Delaware corporation, known to me personally to be such, and acknowledged that he signed the foregoing Restated Certificate of Incorporation, that the Restated Certificate of Incorporation is the act and deed of the corporation and that the facts stated therein are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                         /s/ B. Weaver
                                        ---------------------------------------
                                             Notary Public

NOTARY PUBLIC
COUNTY OF HARRIS, TEXAS

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                    STEWART INFORMATION SERVICES CORPORATION

         Stewart Information Services Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Stewart Information Services Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that the Certificate of Incorporation of this corporation be amended by deleting the Article thereof numbered "Fourth
         (1)" so that, as amended, said Article shall be and read as follows:

                           (1) Voting. The Common Stock and the Class B Common
                  Stock shall have the exclusive right to vote for the election of directors and for all other purposes, each holder of the Common Stock and each holder of the Class B Common Stock being entitled to one vote for each share held. For so long as there are issued and outstanding 175,000 or more shares of Class B Common Stock (adjusted proportionately for stock dividends and stock splits or combinations), at each election for directors the Common Stock and the Class B Common Stock shall be voted as separate classes, and the holders of the Common Stock shall be entitled to elect five of the nine directors (each holder of Common Stock having the right to vote, in person or by proxy, the number of shares owned by him for the five directors to be elected by the holders of the Common Stock and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as five times the number of his shares shall equal, or by distributing such votes on the same principle among any number of such five candidates). The holders of the Class B Common Stock shall be entitled to elect the remaining four of the nine directors, and no holder of Class B Common Stock shall have the right of cumulative voting at and election of directors. In the event that issued and outstanding shares of Class B Common Stock are less than 175,000 shares but more than 100,000 shares (adjusted proportionately for stock dividends and stock splits or combinations), the number of directors to be so elected by the holders of the Common Stock shall be six and the number of directors to be so elected by the holders of the Class B Common Stock shall be three. Any amendment to, or rescission of, Section 3.7 of the Company's by-laws must be approved by a majority of the Company's outstanding Common Stock and a majority of the Company's outstanding Class B Common Stock, voting as separate classes. Except as otherwise provided hereinafter in this paragraph and as otherwise required by law, all shares of Common Stock and Class B Common Stock shall, upon all matters other than the election of directors, be voted as a single class (and, in the event that the number of issued and outstanding shares of Class B Common Stock is ever less than 100,000 (adjusted proportionately for stock dividends and stock splits or combinations), the Common Stock and the Class B Common Stock shall be voted as a single class, upon all matters, with the right to cumulate votes for the election of directors); provided, however, that no change in the Certificate of Incorporation which would affect the Common Stock and the Class B Common Stock unequally shall be made without the affirmative vote of at least a majority of the outstanding shares of each class, voting as a class.


         SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, said Stewart Information Services Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by Stewart Morris, its President, and attested by Max Crisp, its Secretary, this 27th day of April, 1979.


                                        STEWART INFORMATION SERVICES
                                             CORPORATION

                                        By /s/ STEWART MORRIS    MM
                                           -------------------------------------
                                                       President


(Corporate Seal)


ATTEST:


          /s/ MAX CRISP
----------------------------------
              Secretary



THE STATE OF TEXAS  )
COUNTY OF HARRIS    )

         BE IT REMEMBERED that on this 27th day of April, 1979, personally came before me, a Notary Public in and for the County and State aforesaid, Stewart Morris, President of Stewart Information Services Corporation, a corporation of the State of Delaware, and he duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation and the facts stated therein are true; and that the seal affixed to said certificate and attested by the Secretary of said corporation is the common or corporate seal of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office this the day and year aforesaid.


                                                       /s/ SUE M. NOLZ
                                                  ------------------------------
                                                       Notary Public in and
                                                     for Harris County, Texas

[NOTARIAL SEAL]

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                    STEWART INFORMATION SERVICES CORPORATION


         Stewart Information Services Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Stewart Information Services Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that said amendment be considered at the next annual meeting of the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that the restated Certificate of Incorporation of the Company be amended by deleting therefrom paragraph (4) of Article Fourth and adding a new paragraph (4) as follows:

                           (4) Conversion. Each share of Class B Common Stock of
                  the corporation shall, at any time at the option of the holder thereof, be convertible into one share of Common Stock of the corporation. In the event of any transfer, upon death or otherwise, of any share of Class B Common Stock to any person or entity other than a "qualified holder" (as hereinafter defined), such share shall thereupon become a share of Common Stock. As used in the preceding sentence, the term "qualified holder" means (i) a lineal descendant of William H. Stewart (who died in 1903 in Galveston County, Texas), (ii) a spouse of any such descendant and (iii) a personal representative, trustee or custodian for the benefit of any such spouse or descendant. A partnership shall be deemed to be a qualified holder if each of its partners is a qualified holder, a corporation shall be deemed to be a qualified holder if each holder of its capital stock is a qualified holder, and a trust shall be deemed to be a qualified holder if each beneficiary is a qualified holder.

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, said Stewart Information Services Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by Stewart Morris, its President, and attested by Max Crisp, its Secretary, this 2nd day of June, 1980.


                                        STEWART INFORMATION SERVICES
                                             CORPORATION

                                        By /s/ STEWART MORRIS    MM
                                           -------------------------------------
                                                       President


(Corporate Seal)


ATTEST:


          /s/ MAX CRISP
----------------------------------
              Secretary



THE STATE OF TEXAS  )
COUNTY OF HARRIS    )

         BE IT REMEMBERED that on this 2nd day of June, 1980, personally came before me, a Notary Public in and for the County and State aforesaid, Stewart Morris, President of Stewart Information Services Corporation, a corporation of the State of Delaware, and he duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation and the facts stated therein are true; and that the seal affixed to said certificate and attested by the Secretary of said corporation is the common or corporate seal of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office this the day and year aforesaid.


                                                       /s/ SUE M. NOLZ
                                                  ------------------------------
                                                       Notary Public in and
                                                     for Harris County, Texas

[NOTARIAL SEAL]

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                    STEWART INFORMATION SERVICES CORPORATION

         Stewart Information Services Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Stewart Information Services Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that the Certificate of Incorporation of this corporation be amended by adding thereto Article Eleventh, which Article shall read as follows:

                           Eleventh: A director of this corporation shall not be
                  personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or
                  (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this paragraph by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation will not be reduced under or by reason of said amendment.

      IN WITNESS WHEREOF, said Stewart Information Services Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by Stewart Morris, its President, and attested by Max Crisp, its Secretary, this 18th day of May, 1987.


                                        STEWART INFORMATION SERVICES
                                             CORPORATION

                                        By /s/ STEWART MORRIS
                                           -------------------------------------
                                                       President


(Corporate Seal)


ATTEST:


          /s/ MAX CRISP
----------------------------------
              Secretary



THE STATE OF TEXAS  )
COUNTY OF HARRIS    )

     BE IT REMEMBERED that on this 18th day of May, 1987, personally came before me, a Notary Public in and for the County and State aforesaid, Stewart Morris, President of Stewart Information Services Corporation, a corporation of the State of Delaware, and he duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation and the facts stated therein are true; and that the seal affixed to said certificate and attested by the Secretary of said corporation is the common or corporate seal of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal of office this the day and year aforesaid.


                                                /s/ SANDI M. BRYANT
                                              ----------------------------------
                                          SANDI M. BRYANT Notary Public in and
                                                          for the State of Texas

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                    STEWART INFORMATION SERVICES CORPORATION

         Stewart Information Services Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Stewart Information Services Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that the Certificate of Incorporation of this corporation be amended by deleting the first full paragraph of Article thereof numbered "Fourth" and adding a new first paragraph of such Article as follows:

                           "Fourth: The total number of shares of stock which
                  the corporation shall have authority to issue is 16,500,000, of which 15,000,000 shares of the par value of $1 each, amounting in the aggregate to $15,000,000, shall be designated Common Stock, and of which 1,500,000 shares of the par value of $1 each, amounting in the aggregate to $1,500,000, shall be designated Class B Common Stock."

         SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, said Stewart Information Services Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by Stewart Morris, its President, and attested by Max Crisp, its Secretary, this 30th day of April, 1993.


                                        STEWART INFORMATION SERVICES CORPORATION

                                        By /s/ STEWART MORRIS
                                           -------------------------------------
                                                 Stewart Morris, President


(Corporate Seal)


ATTEST:


          /s/ MAX CRISP
----------------------------------
          Max Crisp, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                    STEWART INFORMATION SERVICES CORPORATION

         Stewart Information Services Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Stewart Information Services Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED, that the Certificate of Incorporation of this corporation be amended by deleting the first full paragraph of Article thereof numbered "Fourth" and adding a new first paragraph of such Article as follows:

                           "Fourth: The total number of shares of stock which
                  the corporation shall have authority to issue is 31,500,000, of which 30,000,000 shares of the par value of $1 each, amounting in the aggregate to $30,000,000, shall be designated Common Stock, and of which 1,500,000 shares of the par value of $1 each, amounting in the aggregate to $1,500,000, shall be designated Class B Common Stock."

         SECOND: That thereafter, pursuant to a resolution of its Board of Directors, the annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FOURTH: That the capital of said corporation will not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, said Stewart Information Services Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by Stewart Morris, its President, and attested by Max Crisp, its Secretary, this 30th day of April, 1999.


                                        STEWART INFORMATION SERVICES
                                        CORPORATION

                                        By: /s/ STEWART MORRIS
                                           -------------------------------------
                                                 Stewart Morris, President




ATTEST:


By:       /s/ MAX CRISP
    ----------------------------------
          Max Crisp, Secretary